Exhibit 99.1

MobileIron Announces Strong Fiscal Third Quarter 2016 Results

MOUNTAIN VIEW, Calif., October 27, 2016 -- MobileIron (NASDAQ:MOBL), the stand-alone enterprise mobility management (EMM) leader, today announced results for its third fiscal quarter ended September 30, 2016.

Third Quarter 2016 Financial Highlights

•	GAAP revenue was $41.6 million, up 9% year-over-year
•	Recurring revenue was $29.0 million, up 24% year-over-year
•	Gross billings were $47.3 million, up 15% year-over-year
•	Recurring billings, which represented 74% of gross billings, were $34.9 million, up 28% year-over-year
•	GAAP net loss per share was $0.17; non-GAAP net loss per share was $0.07
•	Cash and equivalents, plus short and long term investments stood at $80.4 million
•	Surpassed 12,500 cumulative customers

“Our performance was above expectations for the quarter, driven by strong execution across the company,” said Barry Mainz, CEO, MobileIron. “CIOs are selecting MobileIron as the security backbone for their business transformation. Our best-of-breed solution wins when mobility becomes strategic. In mobile security 'just good enough' is never good enough. We continue to be chosen by companies with very high security requirements and the most complex environments.”

Third Quarter 2016 Business Highlights

Platform

•

Introduced MobileIron Bridge, the first solution to unify mobile and desktop operations for Windows 10 using a single console and communications channel. With MobileIron Bridge, companies can start using EMM to modernize their Windows operations now, without sacrificing the sophisticated security policies and actions of traditional client management tools.

•

Released a TCO Toolkit showing the total cost of ownership of Windows 10 using EMM is up to 80% less than using traditional software like Microsoft's System Center Configuration Manager, LANDESK, and Symantec IT Management Suite.

•	At the end of 3Q 2016, the MobileIron ecosystem had 598 active technology partners, who have released over 255 technology integrations.*

Channels

•	United Overseas Bank in Singapore launched BizSmart – a turnkey “retail-in-a-box” integrated offering of iOS apps, security by MobileIron, Apple iPads, and banking services.
•	Increased our global presence by expanding our relationships with Orange Slovensko and Rainmaker Labs in Singapore.
•	Our largest reseller, AT&T, represented approximately 17% of revenue for the quarter.

Milestones and Recognition

•

MobileIron received Security Technical Implementation Guide approval from the Defense Information Systems Agency. This approval allows U.S. Department of Defense agencies to deploy MobileIron on both Android and iOS devices within certain DoD networks.

•	Granted four additional US patents bringing the total to 38.

Financial Outlook

The company is providing the following outlook for its fiscal fourth quarter 2016 (ending December 31, 2016):

•	GAAP revenue is expected to be between $44 million and $46 million, growth between 2% and 7% year-over-year.
•	Gross billings are expected to be between $52 million and $54 million, growth between 7% and 9% over last year.
•	Non-GAAP gross margin is expected to be between 83% and 85%
•	Non-GAAP operating expenses are expected to be between $41 million and $43 million and Non-GAAP operating margin is expected to be between -8% and -10% for the fourth quarter 2016.
•	Cash from operations is expected to be positive.

All forward-looking non-GAAP financial measures contained in this section "Financial Outlook" exclude estimates for stock-based compensation expenses and amortization of intangible assets. While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release for its fiscal third quarter of 2015 and 2016 and the nine months ended September 30, 2015 and 2016.

Conference Call and Webcast

MobileIron will host a conference call and live webcast at 1:30 p.m. Pacific Daylight Time (4:30 p.m. EDT) to discuss the company's financial results and business highlights. Interested parties may access the call by dialing (855) 327-6837 in the U.S. or (631) 891-4304 from international locations. The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com/. A replay will be available through the same link or by dialing (877) 870-5176 and referencing conference ID#117242 through November 27, 2016.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, statements regarding MobileIron's revenue, operating expenses, cost structure, GAAP and non-GAAP financial metrics, projected financial results and trends in MobileIron's business. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to, our limited operating history, quarterly fluctuations in our operating results, our need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, customer adoption, competitive pressures, billings type mix shift, our ability to scale, our ability to recruit and retain key personnel, and the quality of our support services.

Additional information on potential factors that could affect MobileIron's financial results is included in our SEC filings, including our reports on Forms 10K, 10Q and 8-K and other filings that we make with the SEC from time to time. MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

* MobileIron will stop reporting ecosystem metrics after the fourth quarter 2016.

About MobileIron

MobileIron provides the secure foundation for companies around the world to transform into Mobile First organizations. For more information, please visit www.mobileiron.com.

"MobileIron" and the MobileIron Planet M logo are registered trademarks of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners.

Financial Results

MOBILEIRON, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2015 AND SEPTEMBER 30, 2016
(Amounts in thousands)
(Unaudited)

	December 31, 2015	September 30, 2016
Assets
Current Assets:
Cash and cash equivalents (1)	$47,234	$38,083
Short-term investments (1)	49,576	41,612
Accounts receivable - net	42,674	41,660
Prepaid expenses and other current assets	4,809	6,254
Total current assets	144,293	127,609
Long-term investments (1)	2,094	700
Property and equipment - net	6,572	5,829
Intangible assets - net	1,261	799
Goodwill	5,475	5,475
Other assets	1,419	1,382
Total Assets	$161,114	$141,794

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	$2,551	$1,054
Accrued expenses	19,196	17,428
Deferred revenue - current	55,978	59,327
Total current liabilities	77,725	77,809
Deferred revenue - noncurrent	13,897	18,845
Other long-term liabilities	1,353	1,959
Total liabilities	92,975	98,613
Stockholders’ Equity:
Common stock	8	9
Additional paid-in capital	343,336	375,351
Accumulated deficit	(275,205)	(332,179)
Total stockholders’ equity	68,139	43,181

Total Liabilities and Stockholders' Equity	$161,114	$141,794

(1) Total cash and cash equivalents, short-term and long-term investments	$98,904	$80,395

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2015 AND 2016
(Amounts in thousands, except for per share data)
(Unaudited)
	Three Months Ended
	September 30, 2015	September 30, 2016
Revenue:
Perpetual license	$13,644	$11,311
Subscription	12,253	15,570
Software support and services	12,104	14,685
Total revenue	38,001	41,566
Cost of revenue:
Perpetual license (2)	745	652
Subscription (1)	1,939	2,202
Software support and services (1)	4,889	4,774
Restructuring charge	—	181
Total cost of revenue	7,573	7,809
Gross profit	30,428	33,757
Operating expenses:
Research and development (1)	16,968	16,238
Sales and marketing (1)	25,856	24,001
General and administrative (1)	10,469	6,961
Restructuring charge	1,049	871
Total operating expenses	54,342	48,071
Operating loss	(23,914)	(14,314)
Other (income) expense - net	(2)	(19)
Loss before income taxes	(23,912)	(14,295)
Income tax expense	183	298
Net loss	$(24,095)	$(14,593)
Net loss per share, basic and diluted	$(0.30)	$(0.17)
Weighted-average shares used to compute net loss per share, basic and diluted	79,373	86,713

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Subscription	190	176
Software support and services	865	571
Research and development	3,832	2,709
Sales and marketing	2,586	2,307
General and administrative	1,812	2,109
	$9,285	$7,872

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$223	$154
	$223	$154

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2016
(Amounts in thousands, except for per share data)
(Unaudited)
	Nine Months Ended
	September 30, 2015	September 30, 2016
Revenue:
Perpetual license	$38,050	$31,462
Subscription	33,667	44,996
Software support and services	34,535	41,996
Total revenue	106,252	118,454
Cost of revenue:
Perpetual license (2)	1,971	2,140
Subscription (1)	5,366	6,184
Software support and services (1)	13,300	14,691
Restructuring charge	—	181
Total cost of revenue	20,637	23,196
Gross profit	85,615	95,258
Operating expenses:
Research and development (1)	45,368	51,185
Sales and marketing (1)	80,698	76,914
General and administrative (1)	27,972	22,774
Restructuring charge	1,049	871
Total operating expenses	155,087	151,744
Operating loss	(69,472)	(56,486)
Other (income) expense - net	136	(184)
Loss before income taxes	(69,608)	(56,302)
Income tax expense	460	672
Net loss	$(70,068)	$(56,974)
Net loss per share, basic and diluted	$(0.90)	$(0.67)
Weighted-average shares used to compute net loss per share, basic and diluted	78,196	85,008

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Subscription	361	499
Software support and services	1,567	1,693
Research and development	7,709	9,122
Sales and marketing	6,614	8,418
General and administrative	4,122	6,934
	$20,373	$26,666

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$670	$462
	$670	$462

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2016
(Amounts in thousands)
(Unaudited)
	Nine Months Ended
	September 30, 2015	September 30, 2016

Cash flows from operating activities:
Net loss	$(70,068)	$(56,974)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	20,373	26,666
Depreciation	1,938	2,540
Amortization of intangible assets	670	462
Amortization of premium on investment securities	282	24
Provision for doubtful accounts	150	44
Changes in operating assets and liabilities:
Accounts receivable	443	970
Other current and noncurrent assets	(1,894)	(1,401)
Accounts payable	1,870	(944)
Accrued expenses and other long-term liabilities	(4,707)	119
Deferred revenue	10,158	8,297
Net cash used in operating activities	(40,785)	(20,197)

Cash flows from investing activities:
Purchase of property and equipment	(2,447)	(2,349)
Maturities of investment securities	21,895	70,717
Purchases of investment securities	(46,694)	(61,383)
Net cash provided by (used in) investing activities	(27,246)	6,985

Cash flows from financing activities:
Proceeds from employee stock purchase plan	3,969	3,247
Proceeds from exercise of stock options	4,391	814
Net cash provided by financing activities	8,360	4,061

Net change in cash and cash equivalents	(59,671)	(9,151)
Cash and cash equivalents at beginning of period	104,287	47,234
Cash and cash equivalents at end of period	$44,616	$38,083

Non-GAAP financial measures and reconciliations

To supplement our financial results presented on a U.S. GAAP basis, we provide investors with certain non-GAAP financial measures, including gross billings, recurring billings, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss and non-GAAP net loss per share. These non-GAAP financial measures exclude stock-based compensation, restructuring charges, and the amortization of intangible assets.

Beginning the first quarter of 2016, we stopped reporting non-GAAP revenue as reconciling items between GAAP and non-GAAP revenue became immaterial.

Stock-based compensation expenses: In our non-GAAP financial measures, we have excluded the effect of stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: In our non-GAAP financial measures, we have excluded the effect of the amortization of intangible assets. Amortization of intangible assets is significantly affected by the timing and size of our acquisitions. Amortization of intangible assets will recur in future periods.

Restructuring Charges: In our non-GAAP financial measures, we have excluded the effect of the severance and other expenses related to our reduction in workforce. Restructuring charges may recur in the future; however, the timing and amounts are difficult to predict.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share: We believe that the exclusion of stock-based compensation expense, amortization of intangible assets, and restructuring charges from revenue, non-GAAP gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share provides useful measures for management and investors. Stock-based compensation, amortization of intangible assets, and restructuring charges have been and can continue to be inconsistent in amount from period to period. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based in part on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees. Similarly, amortization of intangible assets has been and will continue to be a recurring expense.

Gross and recurring billings, recurring revenue and free cash flow: Our non-GAAP financial measures also include: gross billings, which we define as total revenue plus the change in deferred revenue in a period; recurring billings, which we define as total revenue less perpetual license, hardware, and professional services revenue plus the change in deferred revenue for subscription and software support arrangements in a period, adjusted for nonrecurring perpetual license billings; recurring revenue, which we define as total revenue less perpetual license, hardware, professional services and perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements; and free cash flow, which we define as cash used in operating activities less the amount of property and equipment purchased. We consider gross billings to be a useful metric for management and investors because subscription billings, excluding MRC, and software support and services billings drive deferred revenue, which is an important indicator of future revenue. Similarly, we consider recurring billings and recurring revenue to be useful metrics because they are important indicators of the portion of our business that we would expect to recur each year. There are a number of limitations related to the use of gross, recurring billings and recurring revenue. First, gross and recurring billings include amounts that have not yet been recognized as revenue. Second, our calculation of gross and recurring billings may be different from other companies that report similar financial measures. Third, recurring revenue excludes perpetual license amounts recognized from multiple elements arrangements that we record as subscription or software support revenue in our GAAP statements of operations, and these perpetual license amounts are based on invoice value, not fair value, although we believe invoice value approximates the fair value of the element. Fourth, in the MRC model, revenue and billings are based on active devices or users of the service provider’s customer and are billed to us by the service provider on a monthly basis over time and one month in arrears. Thus, under the MRC model, we receive no billings or revenue for MRC at the time the deal is booked, but instead the MRC is billed and revenue is recognized each month based on active usage. Unlike term subscriptions, MRC is not reflected in deferred revenue. This important difference between MRC billings and perpetual and term subscription billings can lead to significant variability of billings in a given quarter depending on the type of billing model that the customer chooses and the overall mix of billing types for all customers within a quarter. We compensate for these limitations by providing specific information regarding revenue and evaluating gross and recurring billings and recurring revenue together with revenue calculated in accordance with GAAP. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business using certain of these non-GAAP measures.

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	September 30, 2015	September 30, 2016

Non-GAAP gross profit reconciliation:
GAAP gross profit	$30,428	$33,757
Stock-based compensation expenses	1,055	747
Amortization of intangible assets	223	154
Restructuring charge	-	181
Non-GAAP gross profit	$31,706	$34,839

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	80.1%	81.2%
GAAP to non-GAAP gross margin adjustments	3.3%	2.6%
Non-GAAP gross margin: non-GAAP gross profit over non-GAAP total revenue	83.4%	83.8%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(23,914)	$(14,314)
Stock-based compensation expenses	9,285	7,872
Amortization of intangible assets	223	154
Restructuring charge	1,049	1,052
Non-GAAP operating loss	$(13,357)	$(5,236)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(62.9)%	(34.4)%
GAAP to non-GAAP operating margin adjustments	27.8%	21.8%
Non-GAAP operating margin: non-GAAP operating loss over non-GAAP total revenue	(35.1)%	(12.6)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(24,095)	$(14,593)
Stock-based compensation expenses	9,285	7,872
Amortization of intangible assets	223	154
Restructuring charge	1,049	1,052
Non-GAAP net loss	$(13,538)	$(5,515)

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	September 30, 2015	September 30, 2016
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.30)	$(0.17)
Stock-based compensation expenses per share	0.12	0.09
Amortization of intangible assets	-	-
Restructuring charge	0.01	0.01
Non-GAAP net loss per share	$(0.17)	$(0.07)

Gross billings reconciliation:
Total revenue	$38,001	$41,566
Total deferred revenue, end of period	64,332	78,172
Less: Total deferred revenue, beginning of period	(61,241)	(72,487)
Total change in deferred revenue	3,091	5,685
Gross billings	$41,092	$47,251

Recurring billings reconciliation:
Total revenue	$38,001	$41,566
Less: Perpetual license revenue	(13,644)	(11,311)
Less: Professional services revenue	(515)	(780)
Subscription and software support deferred revenue, end of period	61,120	75,956
Less: Subscription and software support deferred revenue, beginning of period	(57,529)	(70,286)
Total change in subscription and software support deferred revenue	3,591	5,670
Less: Adjustments	(174)	(230)
Recurring billings	$27,259	$34,915

Recurring revenue reconciliation
Total revenue	$38,001	$41,566
Less: Perpetual license revenue	(13,644)	(11,311)
Less: Professional services revenue	(515)	(780)
Less: Perpetual license amount recorded over the term of subscription or software support (1)	(526)	(518)
Recurring revenue	$23,316	$28,957

Free cash flow reconciliation:
Cash used in operating activities	$(13,182)	$(6,525)
Purchase of property and equipment	(420)	(297)
Free cash flow	$(13,602)	$(6,822)

(1) Perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements, where undelivered elements do not have VSOE

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Nine Months Ended
	September 30, 2015	September 30, 2016

Non-GAAP gross profit reconciliation:
GAAP gross profit	$85,615	$95,258
Stock-based compensation expenses	1,928	2,192
Amortization of intangible assets	670	462
Restructuring charge	-	181
Non-GAAP gross profit	$88,213	$98,093

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	80.6%	80.4%
GAAP to non-GAAP gross margin adjustments	2.4%	2.4%
Non-GAAP gross margin: non-GAAP gross profit over non-GAAP total revenue	83.0%	82.8%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(69,472)	$(56,486)
Stock-based compensation expenses	20,373	26,666
Amortization of intangible assets	670	462
Restructuring charge	1,049	1,052
Non-GAAP operating loss	$(47,380)	$(28,306)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(65.4)%	(47.7)%
GAAP to non-GAAP operating margin adjustments	20.8%	23.8%
Non-GAAP operating margin: non-GAAP operating loss over non-GAAP total revenue	(44.6)%	(23.9)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(70,068)	$(56,974)
Amortization of intangible assets	670	462
Stock-based compensation expenses	20,373	26,666
Restructuring charge	1,049	1,052
Non-GAAP net loss	$(47,976)	$(28,794)

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Nine Months Ended
	September 30, 2015	September 30, 2016
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.90)	$(0.67)
Stock-based compensation expenses per share	0.26	0.31
Amortization of intangible assets	0.01	0.01
Restructuring charge	0.01	0.01
Non-GAAP net loss per share	$(0.61)	$(0.34)

Gross billings reconciliation:
Total revenue	$106,252	$118,454
Total deferred revenue, end of period	64,332	78,172
Less: Total deferred revenue, beginning of period	(54,174)	(69,875)
Total change in deferred revenue	10,158	8,297
Gross billings	$116,410	$126,751

Recurring billings reconciliation:
Total revenue	$106,252	$118,454
Less: Perpetual license revenue	(38,050)	(31,462)
Less: Professional services revenue	(2,218)	(2,373)
Subscription and software support deferred revenue, end of period	61,120	75,956
Less: Subscription and software support deferred revenue, beginning of period	(49,194)	(67,267)
Total change in subscription and software support deferred revenue	11,926	8,689
Less: Adjustments	(1,912)	(1,185)
Recurring billings	$75,998	$92,123

Recurring revenue reconciliation
Total revenue	$106,252	$118,454
Less: Perpetual license revenue	(38,050)	(31,462)
Less: Professional services revenue	(2,218)	(2,373)
Less: Perpetual license amount recorded over the term of subscription or software support (1)	(1,442)	(1,415)
Recurring revenue	$64,542	$83,204

Free cash flow reconciliation:
Cash used in operating activities	$(40,785)	$(20,197)
Purchase of property and equipment	(2,447)	(2,349)
Free cash flow	$(43,232)	$(22,546)

(1) Perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements, where undelivered elements do not have VSOE

	MOBILEIRON, INC.
	SUPPLEMENTAL INFORMATION
	(Amounts in thousands)
	(Unaudited)

	30-Sep-15	31-Dec-15	31-Mar-16	30-Jun-16	30-Sep-16
GAAP Revenue
United States	$18,774	$20,580	$18,405	$18,890	$20,292
International	19,227	22,466	19,602	19,991	21,274
Total	38,001	43,046	38,007	38,881	41,566

Gross billings	$41,092	$48,589	$38,288	$41,212	$47,251
Recurring billings	27,259	31,487	26,770	30,439	34,915
Recurring revenue	23,316	26,021	26,638	27,609	28,957
Non-GAAP gross profit	31,706	36,552	31,281	31,973	34,839
Non-GAAP operating loss	(13,357)	(5,266)	(11,003)	(12,067)	(5,236)
Free cash flow	(13,602)	(9,032)	(5,135)	(10,589)	(6,822)

Components of Deferred Revenue
Software support	$36,564	$42,254	$41,904	$42,762	$43,635
Subscription	24,556	25,013	25,675	27,524	32,321
Other deferred revenue	3,212	2,608	2,577	2,201	2,216
Total	$64,332	$69,875	$70,156	$72,487	$78,172

Investor Contact:

Samuel Wilson

MobileIron

ir@mobileiron.com

650-282-7555

Media Contact:

Clarissa Horowitz

MobileIron

clarissa@mobileiron.com

415-608-6825